UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 7, 2000
                                                         ---------------

                         Commission File Number 0-21884
                                                -------

                              REXALL SUNDOWN, INC.
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


             FLORIDA                                       59-1688986
             -------                                       ----------
(State or Other Jurisdiction of                         (I.R.S. Employer
 Incorporation or Organization)                        Identification No.)


            6111 Broken Sound Parkway, NW, Boca Raton, Florida 33487
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (561) 241-9400


                                       N/A
                                       ---
                         (Former Name or Former Address,
                          if Changed Since Last Report)

Item 2.  Acquisition of Assets
         ---------------------

         On January 7, 2000, Rexall Sundown, Inc. (the "Registrant"), a Florida corporation, consummated its acquisition (the "Transaction") of MET-Rx Nutrition, Inc. ("MET-Rx"), a Delaware corporation, in accordance with the Merger Purchase Agreement dated December 14, 1999 (the "Merger Purchase Agreement") by and between Rexall, RSM Acquisition Corp., MET-Rx and all of the stockholders of MET-Rx. The Merger Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is expressly incorporated by reference herein. In connection with the Merger Purchase Agreement, MET-Rx entered into an Employment Agreement (the "Employment Agreement") with A. Scott Connelly, MD to serve as Chief Technical Officer of MET-Rx. The Employment Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is expressly incorporated by reference herein.

         MET-Rx is based in Irvine, California and markets and sells national branded sports nutrition supplements including MET-Rx(R) powdered protein drink mixes, MET-Rx Protein Plus(TM), Source One(TM) and MET-Rx Natural Krunch food bars and other sports nutrition supplements

         The aggregate purchase price for the Transaction was $108 million (including the assumption of indebtedness), subject to certain adjustments. The amount of consideration was determined through arm's length negotiations between the parties. The Registrant funded the Transaction, in part, through its line of credit pursuant to that certain Credit Agreement dated January 7, 2000 (the "Credit Agreement") by and among Registrant as Borrower, Bank Of America, N.A., as Administrative Agent and as Lender and the Lenders Party Thereto From Time To Time. The Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is expressly incorporated by reference herein. The Transaction was accounted for as a purchase.

         The press release dated January 7, 2000 announcing the consummation of the Transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K and is expressly incorporated by reference herein.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements of Business Acquired.

         It is currently impracticable to provide the financial information required pursuant to Item 7(a) prior to the due date of this Report. This Report will be amended within 60 days of the date that this Report was required to be filed to include such financial information.

         (b)      Pro Forma Financial Information.

         It is currently impracticable to provide the pro forma financial information required pursuant to Item 7(b) prior to the due date of this Report. This Report will be amended within 60 days of the date that this Report was required to be filed to include such pro forma financial information.

         (c)      Exhibits

                  2.1 Merger Purchase Agreement dated December 14, 1999 by and between Rexall Sundown, Inc., RSM Acquisition Corp., MET-Rx Nutrition, Inc. and all of the stockholders of MET-Rx Nutrition, Inc.
                  10.1 Credit Agreement dated January 7, 2000 by and among Rexall Sundown, Inc. as Borrower, Bank Of America, N.A., as Administrative Agent and as Lender and The Lenders Party Thereto From Time To Time
                  10.2 Employment Agreement dated January 7, 2000 by and between MET-Rx Nutrition, Inc. and A. Scott Connelly, M.D.
                  99.1     Press Release dated January 10, 2000.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REXALL SUNDOWN, INC.


Date:  January 13, 2000            /s/ Damon DeSantis
                                   ---------------------------------------------
                                   Name:  Damon DeSantis
                                   Title:  President and Chief Executive Officer











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